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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



   Date of Report (date of earliest event reported):  April 17, 2003
                                                      (April 17, 2003)


                              CONEXANT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                  000-24923                  25-1799439
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
      of Incorporation)            File Number)            Identification No.)



                               4311 Jamboree Road
                      Newport Beach, California 92660-3095
               (Address of principal executive offices) (Zip code)



                                 (949) 483-4600
              (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)  Exhibits.

             99.1  Press release of Registrant dated April 17, 2003.

Item 12. Results of Operations and Financial Condition.

             The information contained in this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

             Registrant's press release dated April 17, 2003, announcing its financial results for the quarter ended March 28, 2003, is furnished herewith as Exhibit 99.1.

















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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CONEXANT SYSTEMS, INC.
                                              (Registrant)


                                       By /s/ Dennis E. O'Reilly
                                          ------------------------------------
                                          Dennis E. O'Reilly
                                          Senior Vice President, General Counsel
                                            and Secretary

Date:  April 17, 2003

















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                                  EXHIBIT INDEX

 Exhibit                                                           Sequentially
 Number                            Description                     Numbered Page
 ------                            -----------                     -------------

  99.1        Press Release of Registrant dated April 17, 2003.

















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